SCHEDULE 14C

SCHEDULE 14C INFORMATION

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THE VANTAGEPOINT FUNDS

VANTAGEPOINT DIVERSIFYING STRATEGIES FUND

VANTAGEPOINT EQUITY INCOME FUND

777 North Capitol Street, NE

Suite 600

Washington, DC 20002

INFORMATION STATEMENT

Important Notice Regarding Internet Availability of this Information Statement:

This Information Statement is available at http://www.icmarc.org/x3333.xml?RFID=W149

This Information Statement is being furnished on behalf of the Board of Directors of The Vantagepoint Funds (the “VP Funds”) to inform shareholders of the Vantagepoint Diversifying Strategies Fund (the “Diversifying Strategies Fund”) and the Vantagepoint Equity Income Fund (the “Equity Income Fund”) (the Diversifying Strategies Fund and the Equity Income Fund are each a “Fund,” and together, the “Funds”) about recent changes related to each Fund’s subadvisory arrangements. The changes were approved by the Board of Directors of the VP Funds (“Directors” or “Board”) on the recommendation of the Funds’ investment adviser, Vantagepoint Investment Advisers, LLC (“VIA”), without shareholder approval, as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”) dated May 8, 2000 (the “SEC Order”). We Are Not Asking You for a Proxy and You are Requested Not to Send us a Proxy.

This Information Statement is being made available on or about May 5, 2014 to shareholders of record of the Fund as of March 31, 2014.

INTRODUCTION

VIA is the investment adviser for each series of the VP Funds. VIA employs a “manager of managers” arrangement in managing the assets of certain series. Under this arrangement, VIA, subject to approval by the Board, may hire, terminate or replace subadvisers that are not “affiliated persons” of the VP Funds or VIA, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (“unaffiliated subadvisers”), and modify material terms and conditions of subadvisory agreements with unaffiliated subadvisers, without shareholder approval. VIA recommended, and the Board has approved, new subadvisory agreements (each a “New Subadvisory Agreement,” and together, the “New Subadvisory Agreements”) with a new subadviser to the Diversifying Strategies Fund: Oaktree Capital Management, L.P. (“Oaktree”), and two new subadvisers to the Equity Income Fund: SSgA Funds Management, Inc. (“SSgA FM”) and Wellington Management Company, LLP (“Wellington Management”). Oaktree, SSgA FM and Wellington Management are each herein referred to as a “New Subadviser,” and together as the “New Subadvisers.”

Section 15(a) of the 1940 Act generally requires that the shareholders of a mutual fund approve an agreement under which a person serves as investment adviser or subadviser of a fund. In order to employ the “manager of managers” arrangement discussed above, the VP Funds and VIA requested and received the SEC Order. The SEC Order exempts VIA and the VP Funds from the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new, unaffiliated subadvisers and approve subadvisory agreements with such subadvisers on behalf of the VP Funds without shareholder approval.

Consistent with the SEC Order, at a meeting held on December 3, 2013 (the “December Meeting”), the Board, including a majority of the Directors who are not “interested persons” of the VP Funds or of VIA, as that term is defined under the 1940 Act (“Independent Directors”), approved the New Subadvisory Agreements among the VP Funds (on behalf of each Fund), VIA and Oaktree relating to the Diversifying Strategies Fund, and each of SSgA FM and Wellington Management relating to the Equity Income Fund. As discussed later in this Information

Statement, the Board carefully considered each new subadvisory arrangement and concluded that the approval of each of the New Subadvisory Agreements was in the best interests of the applicable Fund and its shareholders. Also at the December Meeting, VIA recommended and the Board approved effective February 4, 2014: (i) the termination of Calamos Advisors LLC (“Calamos”) as a subadviser to the Diversifying Strategies Fund; (ii) a change in the Diversifying Strategies Fund’s principal investment strategies to reflect an increase in the Diversifying Strategies Fund’s exposure to below investment grade convertible securities in light of Oaktree’s convertible securities strategy; (iii) changes to the Equity Income Fund’s principal investment strategies that would allow SSgA FM to manage the portion of the Equity Income Fund’s assets allocated to it by investing in a portfolio that approximates an equal-weighted custom version of the Russell 1000 Value Index (“passively managed U.S. equity strategy”); (iv) a reduction in the assets allocated to two of the Equity Income Fund’s existing subadvisers, Southeastern Asset Management, Inc. (“Southeastern”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”); and (v) the termination of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) as a subadviser to the Equity Income Fund. The changes described above with regard to the Diversifying Strategies Fund may be collectively referred to below as the “New DSF Subadviser Structure” and the changes described above with regard to the Equity Income Fund may be collectively referred to below as the “New Equity Income Subadviser Structure.”

As a condition to relying on the SEC Order, VIA and the VP Funds are required to furnish the Funds’ shareholders with information about new subadvisers within ninety days from the date that the subadvisers are hired. This Information Statement provides that information, along with details of the new subadvisory arrangements for each Fund.

APPOINTMENT OF A NEW SUBADVISER TO THE DIVERSIFYING STRATEGIES FUND

At the December Meeting, VIA recommended, and the Board approved, the appointment of Oaktree as a subadviser to the Diversifying Strategies Fund, and on February 4, 2014, Oaktree began managing the assets allocated to it by VIA. Payden & Rygel and Shenkman Capital Management, Inc. (“Shenkman”) continue to serve as the other subadvisers to the Diversifying Strategies Fund, while Mellon Capital Management Corporation (“Mellon”) continued to served as a subadviser to the Diversifying Strategies Fund until April 30, 2014.1

Under the terms of its New Subadvisory Agreement, Oaktree makes, on a discretionary basis, investment decisions for the assets of the Diversifying Strategies Fund allocated to it by VIA, and continuously reviews, supervises and administers the Diversifying Strategies Fund’s investment program with respect to such assets.

APPOINTMENT OF NEW SUBADVISERS TO THE EQUITY INCOME FUND

At the December Meeting, the Board approved the appointment of SSgA FM and Wellington Management as subadvisers to the Equity Income Fund and on February 4, 2014, SSgA FM and Wellington Management began managing the assets allocated to them by VIA. Southeastern and T. Rowe Price continue to serve as subadvisers to the Equity Income Fund.

Under the terms of their respective New Subadvisory Agreements, SSgA FM and Wellington Management each make investment decisions for the assets of the Equity Income Fund allocated to them by the Adviser, and continuously review, supervise and administer the Equity Income Fund’s investment program with respect to such assets.

[1]	Effective May 1, 2014, the Diversifying Strategies Fund implemented certain additional changes to its principal investment strategies that resulted in: (i) the elimination of the global tactical asset allocation strategy (“GTAA strategy”) and the termination of Mellon as subadviser for that strategy; (ii) the elimination of the collateral portfolio associated with the GTAA strategy, which is subadvised by Payden & Rygel; (iii) a reduction in the assets of the Diversifying Strategies Fund allocated to the low duration plus fixed income strategy, which is subadvised by Payden & Rygel; (iv) the addition of an enhanced equity strategy and the hiring of Payden & Rygel to serve as a subadviser for that new strategy; (v) a reduction in the assets of the Diversifying Strategies Fund allocated to the convertible securities strategy subadvised by Shenkman; and (vi) the addition of a real estate investment trust (REIT) strategy to be implemented on a passive basis and the hiring of SSgA FM to serve as a subadviser for that new strategy. Further information regarding these May 1, 2014 changes will be provided to shareholders of the Diversifying Strategies Fund in a separate information statement. See also the VP Funds’ May 1, 2014 prospectus.

VIA’S RECOMMENDATION AND THE BOARD’S DECISION REGARDING THE NEW SUBADVISERS

Diversifying Strategies Fund

VIA recommended to the Board that it appoint Oaktree as a subadviser to the Diversifying Strategies Fund and approve the proposed New Subadvisory Agreement among the VP Funds, on behalf of the Diversifying Strategies Fund, VIA and Oaktree (“DSF Oaktree Subadvisory Agreement”). VIA made these recommendations after it conducted a comprehensive search for managers with experience managing U.S. and non-U.S. convertible securities style portfolios. VIA recommended Oaktree because, among other things, in its view, based in part on information given to VIA by Oaktree, Oaktree: (i) possesses a stable organizational structure; (ii) has an experienced investment team; (iii) has adequate infrastructure and support staff; (iv) is an experienced subadviser of registered investment companies; (v) has a complementary investment strategy to the Diversifying Strategies Fund’s other subadvisers, which supports the Diversifying Strategies Fund’s multi-management approach; (vi) has demonstrated long-term consistent above-median, risk-adjusted returns versus peers; and (vii) has produced positive risk-adjusted results during longer time periods; and (viii) has historically produced positive relative performance.

Before approving the appointment of Oaktree as subadviser to the Diversifying Strategies Fund, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the DSF Oaktree Subadvisory Agreement, the Directors received written information in advance of the December Meeting from VIA, which included: (1) VIA’s rationale for recommending the New DSF Subadviser Structure; (2) the process by which VIA selected and recommended for Board approval Oaktree as subadviser to the Diversifying Strategies Fund to implement the U.S. convertible securities strategy; (3) the nature, extent and quality of the services that Oaktree would provide to the Diversifying Strategies Fund; (4) the experience, investment management business, personnel and operations of Oaktree; (5) the brokerage and trading policies and practices of Oaktree; (6) the level of the subadvisory fees to be charged to the Diversifying Strategies Fund by Oaktree and a comparison of those fees to the: (a) fees charged by Oaktree for managing other comparable accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing a U.S. convertible securities mandate; (7) the compliance program of Oaktree; (8) performance information for Oaktree utilizing a U.S. convertible securities mandate and such performance compared to a relevant benchmark and peer group; (9) the Diversifying Strategies Fund’s expected overall investment advisory fee and projected total expense ratio, taking into account the New DSF Subadviser Structure compared to a group of multialternative mutual funds; and (10) the financial condition of Oaktree.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the DSF Oaktree Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, and the presentations made by, and discussions held with, representatives of Oaktree and the personnel of VIA, and discussions with the VP Funds’ Chief Compliance Officer (“CCO”), as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the DSF Oaktree Subadvisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Oaktree under the DSF Oaktree Subadvisory Agreement, the Directors considered the specific investment process to be employed by Oaktree in managing the assets of the Diversifying Strategies Fund to be allocated to it; the qualifications of Oaktree’s investment management personnel with regard to implementing a U.S. convertible securities strategy; performance information provided for Oaktree as compared to a relevant benchmark and peer group; Oaktree’s infrastructure and whether it appeared to adequately support a U.S. convertible securities strategy; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided to the Diversifying Strategies Fund by Oaktree. The Directors acknowledged that Oaktree has experienced portfolio management personnel; and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing its proposed strategy for the Diversifying Strategies Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by Oaktree were appropriate in light of the investment strategy that Oaktree is to implement on behalf of the Diversifying Strategies Fund, and, thus, supported a decision to approve the DSF Oaktree Subadvisory Agreement.

Investment Performance. The Directors reviewed the investment performance information provided by VIA for Oaktree with respect to the proposed mandate it is to employ for the Diversifying Strategies Fund, and considered such performance information versus a relevant benchmark and peer group (based on information provided by an independent third-party source) and VIA’s favorable assessment of such performance. Based on the information provided, the Directors concluded that the performance information supported a decision to approve the DSF Oaktree Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating the proposed subadvisory fee, the Directors reviewed the subadvisory fee schedule for Oaktree. The Directors considered comparisons of the subadvisory fee to be charged by Oaktree to the Diversifying Strategies Fund with its fee schedule for managing other accounts with an investment mandate similar to the mandate the subadviser is to employ on behalf of the Diversifying Strategies Fund. The Directors also considered that, according to the information provided by VIA, the proposed fee schedule for Oaktree is equal to the fee schedule Oaktree charges to all of its clients in its U.S. and Non-U.S. convertible securities strategy with assets comparable to the amount of assets of the Diversifying Strategies Fund to be allocated to Oaktree. Additionally, the nature of the subadvisory services that Oaktree is to provide to the Diversifying Strategies Fund appeared to be comparable to those Oaktree currently provides to its other subadvisory relationships.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged by a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets to be allocated initially to Oaktree that employ a U.S. convertibles strategy. According to the information provided, the proposed effective fee rate to be paid by the Diversifying Strategies Fund to Oaktree at the proposed initial asset allocation level would be below the median fee charged by such managers.

The Directors also considered information provided by VIA showing that there would be a decrease in the overall subadvisory fees and, therefore, a decrease in the total expense ratio of the Diversifying Strategies Fund as a result of the New DSF Subadviser Structure. Referring to data provided by VIA and compiled by Morningstar, Inc. (“Morningstar”), a provider of independent investment company data, the Directors noted that the expected total investment advisory fee for the Diversifying Strategies Fund, taking into account the New DSF Subadviser Structure was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s multialternative funds category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of this same group of mutual funds in Morningstar’s multialternative funds category, which showed that, if Oaktree served as a subadviser to the Diversifying Strategies Fund at the proposed subadvisory fee rate and initial asset allocation level, along with the Diversifying Strategies Fund’s other existing subadvisers at their current subadvisory fee rates and asset allocation levels, the Diversifying Strategies Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering the DSF Oaktree Subadvisory Agreement by providing them with a basis for evaluating Oaktree’s fee, including in light of the Diversifying Strategies Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that the subadvisory fee of Oaktree appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided regarding the estimated profits to be realized with respect to Oaktree’s relationship with the Diversifying Strategies Fund. In considering the extent to which economies of scale may be realized by Oaktree, as the assets of the Diversifying Strategies Fund to be managed by Oaktree grow and whether the proposed fee level reflect these economies, the Directors considered that, although the proposed fee schedule for Oaktree does not include breakpoints, the DSF Oaktree Subadvisory Agreement was the product of arm’s-length negotiation. The Directors further considered the appropriateness of Oaktree’s subadvisory fee structure in light of VIA’s assessment that the subadvisory fee schedule of Oaktree reflects the lowest fee schedule available or offered by Oaktree for like accounts (accounts of similar size and mandate) and the proposed effective fee rate to be paid to Oaktree would be below the median fee charged by a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets proposed to be allocated initially to Oaktree that employ a U.S. convertibles strategy. The Directors concluded that the proposed fee schedule for Oaktree was appropriate at this time.

Other Considerations. The Directors considered VIA’s judgment that the hiring of Oaktree as a subadviser to implement the U.S. convertible securities strategy creates a well-diversified fund with attractive risk/return attributes.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Oaktree as subadviser to the Diversifying Strategies Fund to implement a U.S. convertible securities strategy. The Directors also considered VIA’s conclusion that the fee to be paid to Oaktree for its services to the Diversifying Strategies Fund is competitive, reasonable and appropriate in light of the nature and quality of services to be provided by Oaktree and the reasons supporting that conclusion. The Directors concluded that VIA’s recommendation and conclusion supported approval of the DSF Oaktree Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Oaktree due to its relationship with the Diversifying Strategies Fund. The Board considered that Oaktree indicated that the relationship would enhance a favorable channel through which Oaktree’s investment strategies may reach a clientele as yet relatively underserved by Oaktree. However, the Directors noted that all subadvisers to the Diversifying Strategies Fund are required to select brokers who meet the Diversifying Strategies Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to the Diversifying Strategies Fund’s brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits that may accrue to Oaktree by virtue of its relationship with the Diversifying Strategies Fund appeared to be reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the DSF Oaktree Subadvisory Agreement was in the best interests of the Diversifying Strategies Fund and its shareholders, and approved the DSF Oaktree Subadvisory Agreement.

Equity Income Fund

VIA recommended to the Board that it appoint each of SSgA FM and Wellington Management as subadviser to the Equity Income Fund and approve the proposed New Subadvisory Agreements among the VP Funds, on behalf of the Equity Income Fund, VIA and each of SSgA FM and Wellington Management (each, a “New Equity Income Subadvisory Agreement” and, collectively, the “New Equity Income Subadvisory Agreements”). VIA made these recommendations after it conducted a comprehensive search for managers with experience managing U.S. large cap value equity style portfolios with respect to Wellington Management and for managers with experience managing U.S. passively managed equity style portfolios with respect to SSgA FM. VIA recommended SSgA FM and Wellington Management because, among other things, in its view, based in part on information given to VIA by SSgA FM and Wellington Management, SSgA FM and Wellington Management each: (i) possesses a stable organizational structure; (ii) has an experienced investment team; (iii) has adequate infrastructure and support staff; (iv) is an experienced subadviser of registered investment companies; and (v) has a complementary investment strategy to the Equity Income Fund’s other subadvisers, which supports the Equity Income Fund’s multi-management approach; and, with respect to Wellington Management, it (a) has demonstrated long-term consistent above-median, risk-adjusted returns versus peers; (b) has produced positive risk-adjusted results during longer time periods; and (c) has historically produced positive relative performance versus benchmark and peers; and, with respect to SSgA FM, it has favorable performance results, based on back-testing, relative to both the benchmark and peers.

Before approving the appointment of SSgA FM and Wellington Management as subadvisers to the Equity Income Fund, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of each New Equity Income Subadvisory Agreement, the Directors received written information in advance of the December Meeting from VIA, which included: (1) VIA’s rationale for recommending the New Equity Income Subadviser Structure; (2) the process by which VIA selected and recommended for Board approval Wellington Management as a subadviser to the Equity Income Fund to implement a strategy of investing in large capitalization value equity securities (“large cap value equity strategy”) and SSgA FM as a subadviser to the Equity Income Fund to implement a passively managed U.S. equity strategy; (3) the nature, extent and quality of the services that Wellington Management and SSgA FM would provide to the Equity Income Fund; (4) the experience, investment management business, personnel and operations of each of Wellington Management and SSgA FM; (5) the brokerage and trading policies and practices of each of Wellington Management and SSgA FM; (6) the level of the subadvisory fees to be charged to the Equity Income Fund by Wellington Management and SSgA FM and a comparison of those fees to the: (a) fees charged by each of Wellington Management and SSgA FM for managing other generally comparable accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing a large cap value equity style with respect to Wellington Management and a U.S. passively managed equity style with respect to SSgA FM; (7) the compliance programs of Wellington Management and SSgA FM; (8) the performance information for each of Wellington Management and SSgA FM with respect to a large cap value equity strategy and a passively managed U.S. equity strategy, respectively, and such performance compared to a relevant benchmark and a large cap value peer group; (9) the Equity Income Fund’s expected overall investment advisory fee and projected total expense ratio compared to a group of large cap value mutual funds, taking into account: (a) the proposed changes in subadvisers; and (b) the proposed amount of the Equity Income Fund’s assets to be allocated to each of Wellington Management and SSgA FM, Southeastern and T. Rowe Price (“proposed target allocation levels”); and (10) the financial condition of each of Wellington Management and SSgA FM.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each New Equity Income Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, and the presentations made by, and discussions held with, representatives of Wellington Management and SSgA FM and the personnel of VIA, and discussions with the VP Funds’ CCO, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the New Equity Income Subadvisory Agreements.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Wellington Management and SSgA FM under their respective New Equity Income Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of Wellington Management and SSgA FM in managing the assets of the Equity Income Fund to be allocated to them; the qualifications of Wellington Management’s and SSgA FM’s investment management personnel with regard to implementing a large cap value equity strategy and a passively managed U.S. equity strategy, respectively; the performance information provided for each of Wellington Management and SSgA FM as compared to a relevant benchmark and a large cap value peer group; each of Wellington Management’s and SSgA FM’s infrastructure and whether it appeared to adequately support the investment strategies to be implemented by each of Wellington Management and SSgA FM; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of Wellington Management and SSgA FM to the Equity Income Fund. The Directors acknowledged that Wellington Management and SSgA FM each has experienced portfolio management personnel; and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing their respective proposed mandates for the Equity Income Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of Wellington Management and SSgA FM were appropriate in light of the investment strategies each such subadviser is to implement on behalf of the Equity Income Fund, and, thus, supported a decision to approve each New Equity Income Subadvisory Agreement.

Investment Performance. The Directors reviewed the investment performance information provided by VIA for Wellington Management and SSgA FM with respect to the proposed mandate each is to employ for the Equity Income Fund, and considered such performance information versus a relevant benchmark and a large cap value peer group (based on information provided by an independent third-party source) and VIA’s favorable assessment of such performance. Based on the information provided, the Directors concluded that the performance information supported a decision to approve each New Equity Income Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed the subadvisory fee schedules for Wellington Management and SSgA FM. The Directors considered comparisons of the subadvisory fee to be charged by Wellington Management to the Equity Income Fund with Wellington Management’s fee schedule for managing other accounts with an investment mandate similar to the mandate it is to employ on behalf of the Equity Income Fund. The Directors also considered that, according to the information provided by VIA, Wellington Management’s proposed fee schedule for the Equity Income Fund reflected the lowest fee rate currently charged by Wellington Management to other accounts for which it provides advisory services utilizing a similar mandate, other than for one client for which Wellington Management collectively manages a significantly greater amount of assets. The Directors noted that SSgA FM indicated it does not currently manage any other accounts with an investment mandate directly comparable to the mandate SSgA FM is to employ on behalf of the Equity Income Fund. The Directors, however, considered that, according to the information provided by VIA, SSgA FM’s proposed fee schedule for the Equity Income Fund was lower than the standard fee schedule charged by an affiliate of SSgA FM to other accounts for which it provides advisory services utilizing a standard equal weighted S&P 500 Index mandate and is the same as the fee SSgA FM charges to the Vantagepoint Aggressive Opportunities Fund for which it provides subadvisory services utilizing an equal weighted customized version of a different index, except that SSgA FM’s fee for the Equity Income Fund is subject to a minimum dollar amount. Additionally, the nature of the subadvisory services each of Wellington Management and SSgA FM is to provide to the Equity Income Fund appeared to be comparable to those each subadviser currently provides to its other subadvisory relationships.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged by a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets to be allocated initially to each of Wellington Management and SSgA FM and that employ a large cap value equity style (for comparison to Wellington Management) and a U.S. passively managed equity style (for comparison to SSgA FM). According to the information provided, the proposed effective fee rate to be paid by the Equity Income Fund to each of Wellington Management and SSgA FM at the proposed initial asset allocation levels would be below the median fee charged by such managers.

The Directors also considered information provided by VIA showing that there would be a decrease in the overall subadvisory fees and, therefore, a decrease in the total expense ratio of the Equity Income Fund as a result of the New Equity Income Subadviser Structure. Referring to data provided by VIA and compiled by Morningstar, a provider of independent investment company data, the Directors noted that the expected total investment advisory fee for the Equity Income Fund, taking into account the proposed subadviser changes and proposed target allocation levels of the Fund, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s large cap value funds category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of this same group of mutual funds in Morningstar’s large cap value funds category, which showed that, if Wellington Management and SSgA FM each served as a subadviser to the Equity Income Fund at the proposed subadvisory fee rates, along with the Equity Income Fund’s two other existing subadvisers at their current subadvisory fee rates and proposed asset allocation levels, the Equity Income Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering each New Equity Income Subadvisory Agreement by providing them with a basis for evaluating Wellington Management’s and SSgA FM’s fees, including in light of the Equity Income Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that the subadvisory fees of Wellington Management and SSgA FM appeared to be within a reasonable range for the services to be provided.

The Directors reviewed the information provided in response to a request regarding the estimated profits to be realized by Wellington Management and SSgA FM from their respective relationships with the Equity Income Fund. In considering the extent to which economies of scale may be realized by Wellington Management and SSgA FM as the assets of the Equity Income Fund to be managed by each subadviser grow and whether the proposed fee levels reflect these economies, the Directors considered that, although the proposed fee schedule for each subadviser does not include breakpoints, each New Equity Income Fund Subadvisory Agreement was the product of arm’s-length negotiation. The Directors further considered the appropriateness of each subadvisory fee structure in light of VIA’s assessment that the subadvisory fee schedule of each of Wellington Management and SSgA FM reflects the lowest fee schedule available from Wellington Management and SSgA FM, respectively, for like accounts (accounts of similar size and mandate) and the proposed effective fee rate to be paid to Wellington Management and SSgA FM, respectively, would be below the median fee charged by a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets proposed to be allocated initially to each subadviser and that employ a large cap value equity style (for comparison to Wellington Management) and a U.S. passively managed equity style (for comparison to SSgA FM). The Directors concluded that each proposed fee schedule with respect to Wellington Management and SSgA FM was appropriate at this time.

Other Considerations. The Directors considered VIA’s judgment that the hiring of Wellington Management as a subadviser to implement a large cap value equity strategy and addition of a passively managed U.S. equity strategy, and the hiring of SSgA FM as a subadviser to implement the new passively managed U.S. equity strategy, would add value by complementing the investment approach of the Equity Income Fund’s current investment subadvisers, T. Rowe Price and Southeastern. In this regard, the Directors considered VIA’s belief that the New Equity Income Subadviser Structure, including the addition of each of Wellington Management and SSgA FM as a subadviser, should serve to improve the Equity Income Fund’s risk/return profile, reduce exposure to the growing asset size of any single subadviser and improve manager diversification.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Wellington Management and SSgA FM as subadvisers to the Equity Income Fund to implement a large cap value equity and passively managed U.S. equity strategy, respectively. The Directors also considered VIA’s conclusion that the fee to be paid to each of Wellington Management and SSgA FM for their respective services to the Equity Income Fund is competitive, reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that VIA’s recommendations and conclusions supported approval of each New Equity Income Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Wellington Management and SSgA FM due to each subadviser’s relationship with the Equity Income Fund. With respect to Wellington Management, the Board considered that Wellington Management indicated that the only potential “fall-out” benefit was the reputational benefit that may accrue from the relationship. With respect to SSgA FM, the Board also considered that SSgA FM indicated that, by serving as subadviser to the Equity Income Fund, it may indirectly receive “fall-out” benefits from its relationship due to the value derived in the marketplace from the association. The Directors also considered that Wellington Management and SSgA FM may receive research or other services from certain brokers in connection with the execution of the Equity Income Fund’s brokerage transactions. However, the Directors noted that all subadvisers are required to select brokers who meet the Equity Income Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to the Equity Income Fund’s brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits that may accrue to Wellington Management and SSgA FM by virtue of their relationships with the Equity Income Fund appeared to be reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each New Equity Income Subadvisory Agreement was in the best interests of the Equity Income Fund and its shareholders, and approved the New Equity Income Subadvisory Agreement with each of Wellington Management and SSgA FM.

THE NEW SUBADVISORY AGREEMENTS

Diversifying Strategies Fund

The DSF Oaktree Subadvisory Agreement has terms substantially similar to the terms of the agreements with other subadvisers to the VP Funds, except for the fee rate payable by the Diversifying Strategies Fund to Oaktree. Under the DSF Oaktree Subadvisory Agreement, Oaktree makes, on a discretionary basis, all investment decisions for the portion of the Diversifying Strategies Fund’s assets allocated to it, and continuously reviews, supervises and administers the Diversifying Strategies Fund’s investment program with respect to those assets. Oaktree discharges its responsibilities under the DSF Oaktree Subadvisory Agreement subject to the supervision of VIA and the Board, and has agreed to do so in a manner consistent with the Diversifying Strategies Fund’s investment objective, policies and limitations. The DSF Oaktree Subadvisory Agreement is dated February 4, 2014, and has an initial term ending February 28, 2015. Thereafter, continuance of the DSF Oaktree Subadvisory Agreement requires the annual approval of the Board, including a majority of the Independent Directors.

For its services to the Diversifying Strategies Fund under the DSF Oaktree Subadvisory Agreement, Oaktree receives a quarterly subadvisory fee from the Diversifying Strategies Fund based on the average daily net asset value of the assets under Oaktree’s management, with an annual rate of 0.50% on all assets.

Oaktree is not an “affiliated person” of VIA (as that term is defined in the 1940 Act).

Equity Income Fund

The New Equity Income Subadvisory Agreements with SSgA FM and Wellington Management have terms substantially similar to the terms of the agreements with other subadvisers to the VP Funds, except for the fee rates payable by the Equity Income Fund to each of SSgA FM and Wellington Management. Under the New Equity Income Subadvisory Agreements, SSgA FM and Wellington Management each makes, on a discretionary basis, all investment decisions for the portion of the Equity Income Fund’s assets allocated to it, and continuously reviews, supervises and administers the Equity Income Fund’s investment program with respect to those assets. SSgA FM and Wellington Management each discharges its responsibilities under its respective New Equity Income Subadvisory Agreement subject to the supervision of VIA and the Board, and each has agreed to do so in a manner consistent with the Equity Income Fund’s investment objective, policies and limitations. The New Equity Income Subadvisory Agreements are dated February 4, 2014, and have an initial term ending February 28, 2015. Thereafter, continuance of each New Equity Income Subadvisory Agreement requires the annual approval of the Board, including a majority of the Independent Directors.

For its services under the New Equity Income Subadvisory Agreement, SSgA FM receives a quarterly subadvisory fee from the Equity Income Fund based on the average daily net asset value of the assets under SSgA FM’s management, with an annual rate of 0.0325% on all assets, subject to a minimum annual fee of $75,000.

For its services under the New Equity Income Subadvisory Agreement, Wellington Management receives a quarterly subadvisory fee from the Equity Income Fund based on the average daily net asset value of the assets under Wellington Management’s management (“Wellington Management AUM”), with an annual rate of 0.25% on all assets contingent upon a minimum Wellington Management AUM of $300 million. Should the Wellington Management AUM fall below $300 million, the annual rate will be as follows: 0.40% on the first $50 million, 0.30% on the next $50 million, and 0.25% on assets above $100 million.

Neither SSgA FM nor Wellington Management is an “affiliated person” of VIA (as that term is defined in the 1940 Act).

ADDITIONAL INFORMATION ABOUT THE NEW SUBADVISERS

Diversifying Strategies Fund

Oaktree, with its principal offices at 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071, is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a Delaware limited liability company that is publicly-traded. The manager of OCG is Oaktree Capital Group Holdings GP, LLC, a Delaware limited liability company whose members are Oaktree’s Principals, Howard Marks, Bruce Karsh, John Frank, David Kirchheimer, Kevin Clayton, Stephen Kaplan, Larry Keele and Sheldon Stone. The business address of OCG and Oaktree Capital Group Holdings, GP, LLC is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

The principal executive officers and directors of Oaktree, and their principal occupations, are as follows:

Name	Title(s) and Principal Occupation
John B. Frank	Managing Principal
Bruce A. Karsh	Principal, President and Chief Investment Officer
David M. Kirchheimer	Principal, Chief Financial Officer and Chief Administrative Officer
Howard S. Marks	Chairman and Principal
Todd E. Molz	Managing Director and General Counsel
Thomas J. Smith	Managing Director and Chief Compliance Officer

The address of each individual is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Information regarding other comparable U.S. registered mutual funds for which Oaktree serves as an adviser or subadviser is provided in Appendix A to this Information Statement.

Equity Income Fund

SSgA FM

SSgA FM, with its principal offices at State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111, is a wholly owned subsidiary of State Street Corporation (“State Street”), a financial holding company listed on the New York Stock Exchange. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street. The business address of SSgA and State Street is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

The principal executive officers and directors of SSgA FM, and their principal occupations, are as follows:

Name	Title(s) and Principal Occupation
James E. Ross	Chairman and Director of SSgA FM; Senior Managing Director of SSgA
Alyssa Albertelli	Chief Compliance Officer of SSgA FM; Chief Compliance Officer, SSgA
Phillip Gillespie	Chief Legal Officer of SSgA FM; General Counsel of SSgA
Keith Crawford	Treasurer of SSgA FM; Chief Financial Officer of SSgA
Ellen Needham	Director and President of SSgA FM; Senior Managing Director of SSgA
Kristi Mitchem	CTA – Chief Marketing Officer of SSgA FM; Senior Managing Director of SSgA
Barry Smith	Director of SSgA FM; Senior Managing Director of SSgA

The address of each individual is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

Wellington Management

Wellington Management is a private Massachusetts limited liability partnership whose sole business is investment management. The firm is owned by 142 partners, and has principal offices at 280 Congress Street, Boston, Massachusetts, 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

The principal executive officers of Wellington Management and the members of Wellington Management’s executive committee, and their principal occupations, include:

Name	Title(s) and Principal Occupation
Perry M. Traquina	Chief Executive Officer, Managing Partner and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member
Brendan J. Swords	President, Managing Partner and Executive Committee Member
Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer
Nancy M. Morris	Senior Vice President, Partner and Chief Compliance Officer
Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer
John F. Averill	Senior Vice President, Partner and Executive Committee Member
Louis Chabrier	Senior Vice President, Partner and Executive Committee Member
Nicolas M. Choumenkovitch	Senior Vice President, Partner and Executive Committee Member
Cheryl M. Duckworth	Managing Director, Partner and Executive Committee Member
Ray E. Helfer	Managing Director, Partner and Executive Committee Member
Ian R. Link	Director, Partner and Executive Committee Member

The business address of each of the individuals listed above is 280 Congress Street, Boston, Massachusetts, 02210.

Information regarding other comparable U.S. registered mutual funds for which Wellington Management serves as adviser or subadviser is provided in Appendix A to this Information Statement.

THE INVESTMENT ADVISER AND THE

MASTER INVESTMENT ADVISORY AGREEMENT

VIA, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, is a wholly owned subsidiary of and controlled by the ICMA Retirement Corporation (“ICMA-RC”), a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust Company, LLC (“Trust Company”). ICMA-RC was established in 1972 as a not-for-profit organization to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and has been registered as an investment adviser with the SEC since 1999.

Joan McCallen serves as Chief Executive Officer of ICMA-RC, Manager and President of VIA and President and Principal Executive Officer of the VP Funds. Angela Montez serves as Deputy General Counsel, Assistant Secretary, and Managing Vice President of ICMA-RC and Secretary of the VP Funds. Kathryn B. McGrath serves as Senior Vice President, Secretary and General Counsel of ICMA-RC, Secretary of VIA and Assistant Secretary of the VP Funds. Elizabeth Glista serves as Senior Vice President and Chief Financial Officer of ICMA-RC, and Treasurer of VIA and Treasurer and Principal Financial Officer of the VP Funds. B. James Rohrbacher servers as Senior Vice President and Chief Compliance Officer of ICMA-RC and VIA and Chief Compliance Officer and Vice President of the VP Funds.

VIA provides investment advisory services to the Equity Income Fund and Diversifying Strategies Fund pursuant to a Master Investment Advisory Agreement (“Master Agreement”) for the Equity Income Fund and a Second Master Investment Advisory Agreement (“Second Master Agreement”) for the Diversifying Strategies Fund (together, the “Advisory Agreements”). The Master Agreement, dated March 1, 1999 and amended December 1, 2000, July 1, 2005, December 4, 2010, and March 26, 2011, was last approved by shareholders of the Equity Income Fund on February 28, 1999. The Second Master Agreement, dated January 3, 2005, as amended December 29, 2005, October 26, 2007, December 11, 2009 and August 31, 2012, was last approved by shareholders of the Diversifying Strategies Fund on October 29, 2007. On February 5, 2014, the Board approved the continuance of the Advisory Agreements through February 28, 2015. VIA’s advisory services include fund design, establishment of fund investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and formulating each fund’s investment program. Additionally, VIA furnishes periodic reports to the Board regarding the investment strategy and performance of each series of the VP Funds.

Pursuant to the Advisory Agreements, the VP Funds compensate VIA for these services to the Funds by paying VIA an annual advisory fee assessed against average daily net assets of the Funds of 0.10%. VIA earned $2,208,494 in advisory fees for services provided to the Equity Income Fund and $1,012,244 in advisory fees for services provided to the Diversifying Strategies Fund for the fiscal year ended December 31, 2013.

SUBADVISERS AND SUBADVISORY FEES PAID

Diversifying Strategies Fund

Information comparing fees and expenses the Diversifying Strategies Fund paid prior to the February 4, 2014 Oaktree subadviser change as described in this information statement, as compared to the fees to be paid by the Diversifying Strategies Fund after such change in subadviser, is provided as Appendix B1 to this Information Statement.

Equity Income Fund

Information comparing fees and expenses the Equity Income Fund paid prior to the February 4, 2014 change in subadvisers as described in this information statement, as compared to the fees to be paid by the Equity Income Fund after such change in subadvisers, is provided as Appendix B2 to this Information Statement.

PAYMENTS OF COMMISSIONS TO AFFILIATES

During the fiscal year ended December 31, 2013, the Equity Income Fund made the following payments of commissions to entities affiliated with the Equity Income Fund to execute portfolio transactions:

	Aggregate Commissions Paid	Percentage of Total Commissions Paid by the Equity Income Fund
State Street Bank & Trust Company	$577	0.10%
Total Commissions Paid by the Equity Income Fund	$557,081.62	—

State Street Bank & Trust Company is an affiliate of the Equity Income Fund because it is under common control with SSgA FM, a subadviser to the Equity Income Fund. State Street Bank & Trust Company was not an affiliate of the Equity Income Fund at the time commissions were paid to them.

SHARES OUTSTANDING AND BENEFICIAL OWNERS OF THE FUNDS’ SHARES

Shares Outstanding – As of March 31, 2014, the Diversifying Strategies Fund had 107,244,072 outstanding shares. Each share entitles the holder to one vote. The Diversifying Strategies Fund has only one class of shares, T Shares.

As of March 31, 2014, the Equity Income Fund had 220,870,072 outstanding shares. Each share entitles the holder to one vote. As of the same date, each class of the Equity Income Fund had the following outstanding shares: 215,483,773 (T Shares) and 5,386,299 (Investor Shares).

Control Persons – A majority of the voting shares of the Funds are held, either directly, or indirectly through certain of the Vantagepoint Model Portfolio Funds and Milestone Funds, by VantageTrust, a group trust sponsored and maintained by the Trust Company. VantageTrust, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company has the power to vote the shares of the Funds held directly by VantageTrust, and pursuant to VIA’s proxy voting policies, VIA generally will seek instructions from the Board of Directors of the Trust Company on how to vote the shares of each Fund held by the Vantagepoint Model Portfolio Funds and Milestone Funds, and will cast such Fund’s votes in accordance with the instructions received. The Trust Company therefore, directly or indirectly, has the power to vote more than 25% of the each Fund’s voting securities and thus under the 1940 Act is considered a “control person” of each Fund. As a control person of each Fund, the Trust Company has the ability to control the outcome of matters submitted to the vote of shareholders. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC.

The following represents the percentage of total shares outstanding in each of the Funds held, directly or indirectly, by VantageTrust as of March 31, 2014:

Fund	Percentage (total shares outstanding) held by VantageTrust
Diversifying Strategies Fund	86.99%
Equity Income Fund	89.82%

Principal Holders – Below are the names, addresses, and amount and percentage of shares owned by class of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of any Series’ outstanding shares as of March 31, 2014:

Name	Address	Fund and Class	Amount of shares owned	Percentage Owned
VantageTrust	777 N. Capitol Street, NE Washington, DC 20002	Diversifying Strategies Fund – T Shares	93,287,824	86.99%
		Equity Income Fund – T Shares	198,377,548	92.06%

State College Borough General Employees Pension Plan	243 South Allen Street State College, PA 16801	Equity Income Fund – Investor Shares	338,628	6.29%

State College Borough Police Pension Plan	243 South Allen Street State College, PA 16801	Equity Income Fund – Investor Shares	383,499	7.12%

New York Life Trust Company	169 Lackawanna Ave Parsippany, NJ 07054-1007	Equity Income Fund – Investor Shares	373,781	6.94%

Also, as of March 31, 2014, the Directors and executive officers of the VP Funds, both individually and as a group, owned less than 1% of each class of each of the Fund’s outstanding voting securities.

GENERAL INFORMATION

Distributor

ICMA-RC Services, LLC (“RC Services”), located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, serves as the distributor of the VP Funds’ shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act). Joan McCallen serves as President of RC Services. The VP Funds did not pay any commissions to RC Services during the fiscal year ended December 31, 2013.

Transfer Agent and Administrator

Vantagepoint Transfer Agents, LLC (“VTA”), located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, is the designated transfer agent of the VP Funds and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Funds and the share classes thereof related to the retirement plans and other investors investing in the VP Funds. VTA is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act). Joan McCallen serves as President of VTA. VTA received $1,615,995 in fees from the Diversifying Strategies Fund and $3,592,045 in fees from the Equity Income Fund during the fiscal year ended December 31, 2013 for the services it provided.

The VP Funds have entered into a Mutual Funds Service Agreement with J.P. Morgan Investor Services Co. (whose successor in interest is JPMorgan Chase Bank, NA) (“JP Morgan”), located at 70 Fargo Street, Boston, MA 02210, whereby JP Morgan performs certain financial reporting, tax services, fund accounting, administrative and portfolio compliance services for the VP Funds.

HOUSEHOLDING

If you request a paper copy of this Information Statement, only one copy of this Information Statement will be mailed to your household, even if more than one person in the household is a Fund shareholder of record, unless the VP Funds have received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

FINANCIAL INFORMATION

Shareholders can obtain a copy of the VP Funds’ most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Funds at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or by calling the VP Funds toll free at 1-800-669-7400.

APPENDIX A

Comparable Funds Advised or Subadvised by Oaktree

Oaktree provided the information in the following chart.

Name of Fund	Approximate Total Fund Assets as of December 31, 2013	Fee Schedule or Advisory Fee (annually, as % of average daily net assets)
Vanguard Convertible Securities Fund	$2.2 billion	Effective annual rate of 0.41% as of such fund’s fiscal year ended November 30, 2013(1)

(1)	As disclosed in the Vanguard Convertible Securities Fund’s prospectus dated March 26, 2014. Oaktree states that the advisory fee (comprised of a base fee plus or minus a performance adjustment) is variable, depending on average daily net assets.

Note: As of February 28, 2014, Oaktree managed approximately $216 million of the Diversifying Strategies Fund’s total assets.

Comparable Funds Advised or Subadvised by Wellington Management

Wellington Management provided the information in the following chart.

Name of Fund	Approximate Total Fund Assets as of December 31, 2013 (millions)	Fee Schedule or Advisory Fee (annually, as % of average daily net assets)

JNL-WMC Value Fund	$1,744	$0-$50 million: 0.40% $50 million—$1.5 billion: 0.30% More than $1.5 billion: 0.25%

MML Fundamental Value VA(1) MassMutual Select Fundamental Value Fund(1)	$1,671	Not Publicly Available

VALIC Value Fund	$122	Fee Schedule Not Publicly Available (net aggregate annual rate paid to fund subadviser for fiscal year ended May 31, 2013, as disclosed in fund’s Statement of Additional Information, 0.40%)

The Hartford Value Fund(2)	$236	Fee Schedule Not Publicly Available (net aggregate annual rate paid to fund subadviser for fiscal year ended October 31, 2013, as disclosed in fund’s Statement of Additional Information, 0.27%)

The Hartford Value HLS Fund	$675	Fee Schedule Not Publicly Available (net aggregate annual rate paid to fund subadviser for fiscal year ended December 31, 2013, as disclosed in fund’s Statement of Additional Information, 0.24%)

(1)	Wellington Management states that the average daily net assets for the purpose of calculating subadvisory fees is determined on a combined basis for these funds.
(2)	Wellington Management states that on April 7, 2014, the Hartford Value Fund was acquired by the Hartford Value Opportunities Fund.

Note: As of February 28, 2014, Wellington Management managed approximately $679 million of the Equity Income Fund’s total assets.

APPENDIX B1

Diversifying Strategies Fund

	Column A Actual Fees Paid by the Diversifying Strategies Fund During Calendar Year 2013[2]	Column B Fees That Would Have Been Paid by the Diversifying Strategies Fund During Calendar Year 2013 Based on the February 4, 2014 Subadvisers and Allocations[3]
Calamos	$1,203,912	N/A
Mellon	$658,014	$608,927
Oaktree	N/A	$938,529
Payden & Rygel	$500,088	$516,858
Shenkman	$912,476	$1,000,226
Total	$3,274,490	$3,064,540

The difference between the actual fees paid by the Diversifying Strategies Fund to Calamos, Mellon, Payden & Rygel, and Shenkman, taking into account the allocation of the Fund’s net assets among the subadvisers in place during calendar year 2013 (Column A), and the fees that would have been paid by the Diversifying Strategies Fund to Mellon, Oaktree, Payden & Rygel, and Shenkman, had Oaktree served as subadviser in place of Calamos, during that period, taking into account the February 4, 2014 allocations to subadvisers (Column B), is $209,950 or a 6.90% decrease.

[2]

Column A shows the fees paid by the Diversifying Strategies Fund in 2013 taking into account the allocation of the Diversifying Strategies Fund’s assets among the subadvisers in place during calendar year 2013.

[3]

Column B is intended to show the fees that would have been paid by the Diversifying Strategies Fund in 2013 if Oaktree had served as subadviser to the Diversifying Strategies Fund for the entire year, in place of Calamos, based on the Diversifying Strategies Fund’s subadvisers and allocations effective as of February 4, 2014.

APPENDIX B2

Equity Income Fund

	Column A Actual Fees Paid by the Equity Income Fund During Calendar Year 2013[4]	Column B Fees That Would Have Been Paid by the Equity Income Fund During Calendar Year 2013 Based on Current Subadvisers and Current Allocations[5]
Barrow Hanley	$1,532,858	N/A
Southeastern	$3,600,462	$2,922,279
SSgA FM	N/A	$109,252
T. Rowe Price	$2,196,501	$2,214,589
Wellington Management	N/A	$1,532,257
Total	$7,329,821	$6,778,377

The difference between the actual fees paid by the Equity Income Fund to Barrow Hanley, Southeastern, T. Rowe Price, and Wellington Management, taking into account the allocation of the Equity Income Fund’s net assets among the subadvisers in place during calendar year 2013 (Column A), and the fees that would have been paid by the Equity Income Fund to Southeastern, SSgA FM, T. Rowe Price, and Wellington Management, had SSgA FM and Wellington Management served as subadvisers in place of Barrow Hanley, during that period, taking into account current allocations to subadvisers (Column B), is $551,444 or a 7.52% decrease.

[4]	Column A shows the fees paid by the Equity Income Fund in 2013 taking into account the allocation of the Equity Income Fund’s assets among the subadvisers in place during calendar year 2013.
[5]	Column B is intended to show the fees that would have been paid by the Equity Income Fund in 2013 if SSgA FM and Wellington Management had served as subadvisers to the Equity Income Fund for the entire year, in place of Barrow Hanley, based on the Equity Income Fund’s current subadvisers and allocations effective as of February 4, 2014.

THE VANTAGEPOINT FUNDS

VANTAGEPOINT DIVERSIFYING STRATEGIES FUND

VANTAGEPOINT EQUITY INCOME FUND

777 North Capitol Street, NE

Suite 600

Washington, DC 20002

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Important Notice Regarding Internet Availability of Information Statement:

An information statement regarding the Vantagepoint Diversifying Strategies Fund and Vantagepoint Equity Income Fund is available at http://www.icmarc.org/x3333.xml?RFID=W149

This Notice of Internet Availability of Information Statement is being mailed on or about May 5, 2014 to shareholders of record of the Vantagepoint Diversifying Strategies Fund (“Diversifying Strategies Fund”) and Vantagepoint Equity Income Fund (“Equity Income Fund”) (each, a “Fund” and collectively, the “Funds”) as of March 31, 2014.

This Notice of Internet Availability of Information Statement presents only an overview of the more complete information statement that is available to you on the internet relating to the Diversifying Strategies Fund and the Equity Income Fund, each a series of The Vantagepoint Funds (the “VP Funds”). We encourage you to access and review all of the important information contained in the full information statement.

The information statement provides information regarding recent changes related to the Fund’s subadvisory arrangements. At a meeting held on December 3, 2013 (the “December Meeting”), the Board of Directors of the VP Funds (the “Board”) approved the selection of Oaktree Capital Management, L.P. (“Oaktree”) to serve as a subadviser to the Diversifying Strategies Fund, and SSgA Funds Management, Inc. (“SSgA FM”) and Wellington Management Company, LLP to serve as subadvisers to the Equity Income Fund. Also at the December Meeting, VIA recommended and the Board approved: (i) the termination of Calamos Advisors LLC as a subadviser to the Diversifying Strategies Fund; (ii) a change in the Diversifying Strategies Fund’s principal investment strategies to reflect an increase in the Diversifying Strategies Fund’s exposure to below investment grade convertible securities in light of Oaktree’s convertible securities strategy; (iii) the termination of Barrow, Hanley, Mewhinney & Strauss, LLC as a subadviser to the Equity Income Fund; (iv) changes to the Equity Income Fund’s principal investment strategies that would allow SSgA FM to manage the portion of the Equity Income Fund’s assets allocated to it by investing in a portfolio that approximates an equal-weighted custom version of the Russell 1000 Value Index; and (v) a reduction in the assets allocated to two of the Equity Income Fund’s existing subadvisers, Southeastern Asset Management, Inc. and T. Rowe Price Associates, Inc. Each of these changes became effective February 4, 2014.

The changes were approved by the Board on the recommendation of the Funds’ investment adviser, Vantagepoint Investment Advisers, LLC, without shareholder approval, as is permitted by an order of the U.S. Securities and Exchange Commission dated May 8, 2000, which allows certain subadviser changes to be made without shareholder approval (the “SEC Order”). The SEC Order instead requires that an information statement be sent to you.

This Notice of Internet Availability of Information Statement is not an information statement. The full information statement regarding the changes to the Funds’ subadvisory arrangements summarized above is available online at: http://www.icmarc.org/x3333.xml?RFID=W149. The full information statement will be

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available at that address until August 15, 2014. The information statement is available as a PDF (Portable Document Format), which may be viewed and printed using Adobe Acrobat® Reader, which is available without charge from Adobe Systems, Inc. at http://get.adobe.com/reader/.

Obtaining Copies of the Information Statement

You may request a paper or email copy of the full information statement, without charge, by contacting the VP Funds toll free at 1-800-669-7400, by email at investorservices@icmarc.org, or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002.

Householding

Only one copy of this Notice of Internet Availability of Information Statement (or if requested, only one paper copy of the full information statement) will be mailed to your household, even if more than one person in the household is a VP Funds shareholder of record, unless the VP Funds has received instructions to the contrary. If you need additional copies of this Notice of Internet Availability of Information Statement (or if requested, additional paper copies of the full information statement), please contact the VP Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of this Notice of Internet Availability of Information Statement (or if requested, a paper copy of the full information statement) to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

We Are Not Asking You for a Proxy and You are Requested Not to Send us a Proxy.

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